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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 8, 2006



                             NETCO INVESTMENTS INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Washington               333-47514               91-2031335
-------------------------------   ----------------    ------------------------
(State or other jurisdiction of   (Commission File (IRS Employer Identification
  incorporation or organization)         Number)                No.)


     Suite 206, 388 Drake Street
Vancouver, British Columbia, Canada                         V6B 6A8
---------------------------------------     ------------------------------------
(Address of principal executive offices)                 (Zip Code)


          Registrant's telephone number                (604) 681-1064
              (including area code)                    --------------



------------------------------------------------    ---------------------------
 (Former name or former address if changed since            (Zip Code)
                   last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1       REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01       Entry into a Material Definitive Agreement.

                No events to report.

Item 1.02       Termination of a Material Definitive Agreement.

                No events to report.

Item 1.03       Bankruptcy or Receivership.

                No events to report.


SECTION 2       FINANCIAL INFORMATION

Item 2.01       Completion of Acquisition or Disposition of Assets.

                  No events to report.

Item 2.02       Results of Operations and Financial Condition.

                No events to report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                On May 19, 2006, the Registrant executed a Promissory Note confirming a financial obligation in the amount of ONE HUNDRED THOUSAND U.S. DOLLARS (US$100,000.00). The loan shall be due and payable by September 30, 2006, and shall earn simple interest at a rate of 5% per annum. In addition, the Registrant is responsible for an administrative fee of US$5,000.00. Payment of the capital, accrued interest and administrative fee shall be repayable by the Registrant by September 30, 2006.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance
                Sheet Arrangement.

                No events to report.

Item 2.05       Costs Associated with Exit or Disposal Activities.

                No events to report.

Item 2.06       Material Impairments.

                No events to report.

SECTION 3       SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

                No events to report.

Item 3.02       Unregistered Sales of Equity Securities.

                Amended Private Placement

                NetCo has undertaken to raise up to US two million dollars (US$2,000,000), instead of US one million dollars (US$1,000,000) as previously announced, by way of private placement and is offering a total of 2,000,000 units (the "Units") of its securities for subscription at a price US one dollar (US$1.00) per Unit to fund the program.

                Each Unit will consist of one common share in the capital of NetCo (a "Share") and one non-transferable share purchase warrant (a "Warrant") entitling the holder thereof to purchase one additional common share of NetCo (a "Warrant Share"), as presently constituted, for a period of one year from the date of issue of the Warrant at a price of US$1.50 per Warrant Share.

                NetCo will be filing private placement subscription agreements pursuant to Regulation D, Rule 506 and Regulation S under the United States Securities Act of 1933, as amended. A copy of the amended private placement subscription agreement signed by the subscriber under Regulation S is attached.

Item 3.03       Material Modification to Rights of Security Holders.

                No events to report.

SECTION 4       MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01       Changes in Registrant's Certifying Accountant.

                No events to report.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

                No events to report.

SECTION 5       CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01       Changes in Control of Registrant.

                No events to report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                No events to report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                No events to report.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

                No events to report.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                No events to report.

Item 5.06       Change in Shell Company Status.

                No events to report.

SECTION 6       ASSET-BACKED SECURITIES

Item 6.01       ABS Informational and Computational Material.

                No events to report.

Item 6.02       Change of Servicer or Trustee.

                No events to report.

Item 6.03       Change in Credit Enhancement or Other External Support.

                No events to report.

Item 6.04       Failure to Make a Required Distribution.

                No events to report.

Item 6.05       Securities Act Updating Disclosure.

                No events to report.

SECTION 7       REGULATION FD

Item 7.01       Regulation FD Disclosure.

                No events to report.

SECTION 8       OTHER EVENTS

Item 8.01       Other Events.

                No events to report.

SECTION 9       FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits.

                No events or exhibits to report.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NETCO INVESTMENTS INC.


/s/ Michael Jackson
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Michael Jackson, President

May 19, 2006
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Date


/s/ Michael Raftery
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Michael Raftery, Director

May 19, 2006
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Date